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Exhibit 32(b)

Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of CBS Corporation (the "Company") on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Fredric G. Reynolds, Chief Financial Officer of the Company, certify that to my knowledge:

          1.     the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FREDRIC G. REYNOLDS Fredric G. Reynolds November 5, 2007

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  Exhibit 32(b)
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002